SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 10/15/02


                   USAA AUTO OWNER TRUST 2002-1

     (Exact name of registrant as specified in its charter)



Delaware                 333-96907-01          72-6216179
(State or other          (Commission           (IRS employee
jurisdiction of          file number)          identification
incorporation)                                 no.)


One Rodney Square
920 King St., 1st Floor
Wilmington, Delaware 19801                             19801
(Address of principal executive offices)              (Zip Code)

(302) 888-7536
Registrant's telephone number,
including area code                             (210) 498-2265

                   Exhibit Index is on Page 4

            Page 1 of 6 sequentially numbered pages

Item 5.   Other Events

          On October 15, 2002, the USAA Auto Owner Trust
2002-1 made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement (the "Sale and
Servicing Agreement"), dated as of September 1, 2002, between USAA Federal Savings Bank, as Seller and Servicer (the "Bank"), and
JP Morgan Chase Bank of New York, as Indenture Trustee.

          A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 4.6 of the Sale and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

Item 7(c).     Exhibits

               Exhibit

                   28.1 Certificateholder Report,
                   dated October 15, 2002, delivered pursuant to
                   Section 4.9 of the Sale and Servicing
                   Agreement, dated as of September 1, 2002, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.

                           SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              USAA FEDERAL SAVINGS BANK


                              /s/ MICHAEL J. BROKER
                              -----------------------------
                              By:  MICHAEL J. BROKER
                              Title: VICE PRESIDENT -
                                     BANKING COUNSEL


Date:  February 6, 2003

                       INDEX TO EXHIBITS

                                             Sequentially
Exhibit             Description              Numbered Page
-------             -----------              ------------------
 28.1               Certificateholder               6
                    Report, dated
                    October 15, 2002
                    delivered pursuant to
                    Section 4.9 of the
                    Sale and Servicing
                    Agreement, dated as of
                    September 1, 2002, between
                    USAA Federal Savings
                    Bank, as Seller and
                    Servicer, and JP
                    Morgan Chase Bank of New York,
                    as Indenture Trustee.

                          EXHIBIT 28.1

                USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
            $612,120,000 Auto Owner Trust 2002-1, Class A
            $14,089,118 Auto Owner Trust 2002-1, Class B,
                  MONTHLY SERVICER CERTIFICATE REPORT

Collection Period #                                                        1
Collection Period # Beginning Date                                  09/01/02
Collection Period # End Date                                        09/30/02
Distribution Date                                                   10/15/02

I.  Available Amount in the Collection Account
A.  Credits
    1. Payments from Obligors Applied to Collection Period
       a.  Principal Payments                                 $22,128,264.72
       b.  Interest Payments                                   $3,682,433.04
       c.  Total (a+b)                                        $25,810,697.76
    2. Repurchase Amount From Repurchased Receivable
       a.  Principal Payments                                  $1,878,377.91
       b.  Interest Payments                                       $4,682.92
       c.  Total (a+b)                                         $1,883,060.83
    3. Recovery of Defaulted Receivable
       a. Principal Recovery Amount                                    $0.00
       b. Principal Balance of Defaulted Receivable               $47,483.51
       c. Net Principal loss (Realized Loss)                      $47,483.51
    4a.Interest Advance of Servicer                                    $0.00
    4b.Reimbursement of Interest Advance by Servicer                   $0.00
    5. Investment Earnings on Collection Account
       (as of month end)                                           $4,336.75
    6. Overpayment from Obligors                                       $0.00
    7. Net Adjustments
       a. to Interest Collections                                      $0.00
       b. to Principal Collections                                     $0.00
    8. Total Credits (sum 1 through 7)                        $27,698,095.34
B.  Debits
    1. Overpayment from Obligors                                       $0.00
    2. Reimbursement of Interest Advance by Servicer                   $0.00
    3. Total Debits                                                    $0.00
C.  Total Collections (A-B)                                   $27,698,095.34
    1. Available Interest Collections                          $3,691,452.71
    2. Available Principal Collections                        $24,006,642.63

II. Receivable Pool & Securities Balance
A.  Original Principal Pool Balance                          $626,209,118.75
B.  Principal Pool Balance as of the Beginning
    of the Collection Period                                 $626,209,118.75
C.  Principal Pool Balance as of the End of
    the Collection Period                                    $602,154,992.61
D.  Aggregate Securities Balance as of the Beginning
    of the Collection Period                                 $626,209,118.00
E.  Aggregate Securities Balance as of the end of the
    Collection Period                                        $602,154,991.86
F.  Aggregate Notes Balance as of the Beginning of
    the Collection Period                                    $612,120,000.00
G.  Aggregate Notes Balance as of the End of the
    Collection Period                                        $588,065,873.86

III. Class A and Class B Principal Balances For
     the Collection Period
A.  Principal Balance
    1. Class A-1 Beginning Balance                           $178,000,000.00
    2. Class A-1 Ending Balance                              $153,945,873.86
    3. Class A-2 Beginning Balance                           $139,000,000.00
    4. Class A-2 Ending Balance                              $139,000,000.00
    5. Class A-3 Beginning Balance                           $225,000,000.00
    6. Class A-3 Ending Balance                              $225,000,000.00
    7. Class A-4 Beginning Balance                            $70,120,000.00
    8. Class A-4 Ending Balance                               $70,120,000.00
    9. Class B Beginning Balance                              $14,089,118.00
   10. Class B Ending Balance                                 $14,089,118.00

                  USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
            $612,120,000 Auto Owner Trust 2002-1, Class A
            $14,089,118 Auto Owner Trust 2002-1, Class B,
                 MONTHLY SERVICER CERTIFICATE REPORT

IV. Reserve Account Balance For the Collection Period
A.  Initial Reserve Account Deposit                            $3,131,045.59
B.  Beginning Reserve Account Balance                          $3,131,045.59
C.  Ending Reserve Account Balance                             $3,131,045.59

V.  Summary of Cash Disbursements
A.  Available Collections                                     $27,698,095.34
B.  Total Required Payment                                    $11,179,233.48
C.  Withdrawals from Reserve Account
    (Total Required Payment minus Available Funds)                     $0.00
D.  Funds Released From Reserve Account (to Seller)                    $0.00
E.  Available Funds                                           $27,698,095.34
F.  Reimbursement of Servicer Advances on Defaulted Loans              $0.00
G.  Payment of Servicing Fee                                     $521,840.93
H.  Interest paid to Class A Notes
    1. Class A-1 Notes                                           $159,198.75
    2. Class A-2 Notes                                           $135,525.00
    3. Class A-3 Notes                                           $271,125.00
    4. Class A-4 Notes                                           $102,725.80
    5. Total                                                     $668,574.55
I.  Priority Note Principal Payment Amount                     $9,965,007.39
J.  Interest paid to Class B Certificates                         $23,810.61
K.  Principal paid to Class A Notes including
    Priority Note Principle Amounts
    1. Class A-1 Notes                                        $24,054,126.14
    2. Class A-2 Notes                                                 $0.00
    3. Class A-3 Notes                                                 $0.00
    4. Class A-4 Notes                                                 $0.00
    5. Total                                                  $24,054,126.14
L.  Principal paid to Class B Certificates                             $0.00
M.  Remaining Available Funds                                  $2,429,743.11
N.  Deposit from Remaining Available Collection
    to fund Reserve Account                                            $0.00
O.  Remaining Available Funds Released to Seller               $2,429,743.11

VI. Scheduled Monthly Interest Distribution
A.  Available Collections                                     $27,698,095.34
B.  Reimbursement of Advance
    1. Prior Advance Outstanding on Defaulted Loans                    $0.00
    2. Reimbursement of Prior Advance Outstanding
       on Defaulted Loans from Available Funds                         $0.00
    3. Remaining Prior Advance Outstanding on Defaulted Loans          $0.00
    4. Reimbursement of Prior Advance Outstanding
       on Defaulted Loans from Reserve Account                         $0.00
    5. Remaining Advance Outstanding on Defaulted Loans                $0.00
C. Total Reimbursement of Advance paid                                 $0.00
D. Remaining Available Collections                            $27,698,095.34
E. Servicing Fee
   1. Current Servicing Fee Accrued                              $521,840.93
   2. Unpaid Servicing Fees From Prior Collection Periods              $0.00
   3. Total Servicing Fee Due                                    $521,840.93
   4. Payment of Servicing Fee from Available Funds              $521,840.93
   5. Payment of Servicing Fee from Reserve Account                    $0.00
   6. This period unpaid Servicing Fee                                 $0.00
F. Total Servicing Fee paid                                      $521,840.93
G. Remaining Available Collections                            $27,176,254.41

                   USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
            $612,120,000 Auto Owner Trust 2002-1, Class A
             $14,089,118 Auto Owner Trust 2002-1, Class B,
                  MONTHLY SERVICER CERTIFICATE REPORT


H. Class A Interest Distribution Amount
   1. Class A-1 Coupon Rate                                         1.78875%
      1a. Class A-1 Accrual Days                                          18
   2. Class A-1 Monthly Interest                                 $159,198.75
   3. Class A-1 Interest Carryover Shortfall                           $0.00
   4. Class A-1 Interest on Interest Carryover Shortfall               $0.00
   5. Class A-1 Interest Distributable Amount                    $159,198.75
   6. Payment of Class A-1 Interest Distributable Amount
      from Available Funds                                       $159,198.75
   7. Payment of Class A-1 Interest Distributable Amount
      from Reserve Account                                             $0.00
   8. This period Class A-1 Interest Carryover Shortfall               $0.00

   1. Class A-2 Coupon Rate                                            1.95%
      1a. Class A-2 Accrual Days                                          18
   2. Class A-2 Monthly Interest                                 $135,525.00
   3. Class A-2 Interest Carryover Shortfall                           $0.00
   4. Class A-2 Interest on Interest Carryover Shortfall               $0.00
   5. Class A-2 Interest Distributable Amount                    $135,525.00
   6. Payment of Class A-2 Interest Distributable
      Amount from Available Funds                                $135,525.00
   7. Payment of Class A-2 Interest Distributable
      from Reserve Account                                             $0.00
   8. This period Class A-2 Interest Carryover Shortfall               $0.00

   1. Class A-3 Coupon Rate                                            2.41%
      1a. Class A-3 Accrual Days                                          18
   2. Class A-3 Monthly Interest                                 $271,125.00
   3. Class A-3 Interest Carryover Shortfall                           $0.00
   4. Class A-3 Interest on Interest Carryover Shortfall               $0.00
   5. Class A-3 Interest Distributable Amount                    $271,125.00
   6. Payment of Class A-3 Interest Distributable
      Amount from Available Funds                                $271,125.00
   7. Payment of Class A-3 Interest Distributable
      from Reserve Account                                             $0.00
   8. This period Class A-3 Interest Carryover Shortfall               $0.00

   1. Class A-4 Coupon Rate                                            2.93%
      1a. Class A-4 Accrual Days                                          18
   2. Class A-4 Monthly Interest                                 $102,725.80
   3. Class A-4 Interest Carryover Shortfall                           $0.00
   4. Class A-4 Interest on Interest Carryover Shortfall               $0.00
   5. Class A-4 Interest Distributable Amount                    $102,725.80
   6. Payment of Class A-4 Interest Distributable
      Amount from Available Funds                                $102,725.80
   7. Payment of Class A-4 Interest Distributable
      Amount from Reserve Account                                      $0.00
   8. This period Class A-4 Interest Carryover Shortfall               $0.00

   1. Total Class A Interest Distributable Amount                $668,574.55

   1. Payment of Class A Interest Distributable
      Amount from Available Funds                                $668,574.55
   2. Payment of Class A Interest Distributable
      Amount from Reserve Account                                      $0.00
   3. This period Class A Interest Carryover Shortfall                 $0.00

                   USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
            $612,120,000 Auto Owner Trust 2002-1, Class A
            $14,089,118 Auto Owner Trust 2002-1, Class B,
                MONTHLY SERVICER CERTIFICATE REPORT

I. Total Interest paid to Class A Notes                          $668,574.55

J. Remaining Available Collections                            $26,507,679.86

K. Priority Note Principal Amount
   1.  Principal Pool Balance as of the End of the
       Collection Period                                     $602,154,992.61
   2.  Aggregate Note Balances as of the Beginning
       of the Collection Period                              $612,120,000.00
   3.  Priority Note Principal Payment Amount
       Payable                                                 $9,965,007.39
   3.  Priority Note Principal Payment Amount
       from Available Funds                                    $9,965,007.39
   4.  Payment of Priority Note Principal Payment
       Amount from Reserve Account                                     $0.00
   5.  Aggregate Priority Note Principal Payment
       Amount                                                  $9,965,007.39

L.  Remaining Available Collections                           $16,542,672.47

K. Class B Interest Distribution Amount
   1. Class B Coupon Rate                                              3.38%
      1a. Class B Accrual Days                                            18
   2. Class B Monthly Interest                                    $23,810.61
   3. Class B Interest Carryover Shortfall                             $0.00
   4. Class B Interest on Interest Carryover Shortfall                 $0.00
   5. Class B Interest Distributable Amount                       $23,810.61
   6. Payment of Class B Interest Distributable Amount
      from Available Funds                                        $23,810.61
   7. Payment of Class B Interest Distributable Amount
      from Reserve Account                                             $0.00
   8. This period Class B Interest Carryover Shortfall                 $0.00

L. Total Interest paid to Class B Certificates                    $28,810.61

M. Remaining Available Collections                            $16,518,861.86

VII. Scheduled Monthly Principal Distributions

A.  Remaining Available Collections                           $16,518,861.86

B.  Class A Principal Distribution Amount
    1. Beginning Class A-1 Principal Balance                 $178,000,000.00
    2. Class A-1 Monthly Principal                            $24,054,126.14
    3. Class A-1 Principal Carryover Shortfall                         $0.00
    4. Class A-1 Principal Distribution Amount                $24,054,126.14
    5. Payment of Class A-1 Principal Distribution
       Amount from Priority Note Principal Payment
       Account                                                 $9,965,007.39
    5. Payment of Class A-1 Principal Distribution
       Amount from Available Funds                            $14,089,118.75
    6. Payment of Class A-1 Principal Distribution
       Amount from Reserve Account                                     $0.00
    7. Class A-1 Principal Carryover Shortfall
       for the Period                                                  $0.00
    8. Ending Class A-1 Principal Balance                    $153,945,873.86
          Total Principal paid to Class A-1 Notes             $24,054,126.14

    1. Beginning Class A-2 Principal Balance                 $139,000,000.00
    2. Class A-2 Monthly Principal                                     $0.00
    3. Class A-2 Principal Carryover Shortfall                         $0.00
    4. Class A-2 Principal Distribution Amount                         $0.00
    5. Payment of Class A-2 Principal Distribution
       Amount from Available Funds                                     $0.00
    6. Payment of Class A-2 Principal Distribution
       Amount from Reserve Account                                     $0.00
    7. Class A-2 Principal Carryover Shortfall
       for the Period                                                  $0.00
    8. Ending class A-2 Principal Balance                              $0.00
          Total Principal paid to Class A-2 Notes            $139,000,000.00

    1. Beginning Class A-3 Principal Balance                 $225,000,000.00
    2. Class A-3 Monthly Principal                                     $0.00
    3. Class A-3 Principal Carryover Shortfall                         $0.00
    4. Class A-3 Principal Distribution Amount                         $0.00
    5. Payment of Class A-3 Principal Distribution
       Amount from Available Funds                                     $0.00
    6. Payment of Class A-3 Principal Distribution
       Amount from Reserve Account                                     $0.00
    7. Class A-3 Principal Carryover Shortfall
       for the Period                                                  $0.00
    8. Ending Class A-3 Principal Balance                    $225,000,000.00
          Total Principal paid to Class A-3 Notes                      $0.00

                  USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
            $612,120,000 Auto Owner Trust 2002-1, Class A
            $14,089,118 Auto Owner Trust 2002-1, Class B,
                MONTHLY SERVICER CERTIFICATE REPORT


    1. Beginning Class A-4 Principal Balance                  $70,120,000.00
    2. Class A-4 Monthly Principal                                     $0.00
    3. Class A-4 Principal Carryover Shortfall                         $0.00
    4. Class A-4 Principal Distribution Amount                         $0.00
    5. Payment of Class A-4 Principal Distribution
       Amount from Available Funds                                     $0.00
    6. Payment of Class A-4 Principal Distribution
       Amount from Reserve Account                                     $0.00
    7. Class A-4 Principal Carryover Shortfall for the Period          $0.00
    8. Ending Class A-4 Principal Balance                     $70,120,000.00
          Total Principal paid to Class A-4 Notes                      $0.00

    1. Total Class A Principal Distribution Amount            $24,054,126.14
    2. Payment of Class A Principal Distribution
       Amount from Available Funds                            $14,089,118.75
    3. Payment of Class A Principal Distribution
       Amount from Priority Principal Payment Account          $9,965,007.39
    3. Payment of Class A Principal Distribution
       Amount from Reserve Account                                     $0.00


C.  Total Principal paid to Class A Noteholders               $24,054,126.14

D.  Remaining Available Collections                            $2,429,743.11

E.  Class B Principal Distribution Amount
    1. Beginning Class B Principal Balance                    $14,089,118.00
    2. Class B Monthly Principal                                       $0.00
    3. Class B Principal Carryover Shortfall                           $0.00
    4. Total Class B Principal Distribution Amount                     $0.00
    5. Payment of Class B Principal Distribution
       Amount from Available Collections                               $0.00
    6. Payment of Class B Principal Distribution
       Amount from Reserve Account                                     $0.00
    7. Class B Principal Carryover Shortfall
       for the Period                                                  $0.00
    8. Ending Class B Principal Balance                       $14,089,118.00
          Total Principal paid to Class B Notes                        $0.00

F.  Total Principal paid to Class B Certificates                       $0.00

G.  Remaining Available Collections                            $2,429,743.11

VIII. Required Reserve Account Amount for Next Distribution Date

A.  Reserve Account Required Amount.
    1. Floor Amount = min (0.50% of Initial Pool Balance,
       Ending Pool Balance) (When trigger hit 0.50%
       increases to 0.75%)                                     $3,131,045.59
    2. Maximum Amount = 0.50% of Initial Pool Balance          $3,131,045.59
    3. Required Reserve Account Amount (Max: 1. or 2.)         $3,131,045.59
    4. Required Reserve Deposit Amount                                 $0.00
    5. Withdrawal of funds in Reserve Account in Excess
       of Required Reserve Account Balance                             $0.00

B.  Reserve Account Triggers
    1. Average Three Period Delinquency Percentage                     0.00%
    2. Delinquency Percentage Trigger                                  1.25%
    3. Average Three Period Charge off Rate                            0.03%
    4. Charge Off Rate Trigger                                         1.25%
    5. Required Reserve Account Percentage Specified                   0.75%
    6. Has trigger #1 or #3 been hit this collection
       period (Y=0, N=1)                                                   1
    7. Reserve Account Trigger Amount (if 1. > 2.
       or 3. > 4. then 2.50% of Ending Pool Balance,
       until 1. < 2 and 3. < 4. for six consecutive collection
       periods else 0)                                                 $0.00

                   USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
           $612,120,000 Auto Owner Trust 2002-1, Class A
            $14,089,118 Auto Owner Trust 2002-1, Class B,
                 MONTHLY SERVICER CERTIFICATE REPORT

C.  Required Reserve Account Amount for Next Period
    (Max: A or B)                                              $3,131,045.59

D.  Remaining Available Collections                            $2,429,743.11

E.  Reserve Account Activity
    1. Beginning Reserve Account Balance                       $3,131,045.59
    2. Withdrawal from Reserve Account to reimburse
       Servicer Advance on Defaulted loans                             $0.00
    3. Withdrawal from Reserve Account to pay
       Servicing Fee                                                   $0.00
    4. Withdrawal from Reserve Account to pay
       Class A Interest                                                $0.00
       a. Class A-1                                                    $0.00
       b. Class A-2                                                    $0.00
       c. Class A-3                                                    $0.00
       d. Class A-4                                                    $0.00
       e. Total                                                        $0.00
    5. Withdrawal from Reserve Account to pay
       Priority Note Principal                                         $0.00
    6. Withdrawal from Reserve Account to pay
       Class B Interest                                                $0.00
    7. Withdrawal from Reserve Account to pay
       Class A Principal                                               $0.00
       a. Class A-1                                                    $0.00
       b. Class A-2                                                    $0.00
       c. Class A-3                                                    $0.00
       d. Class A-4                                                    $0.00
       e. Total                                                        $0.00
    8. Withdrawal from Reserve Account to pay
       Class B Principal                                               $0.00
    9. Deposit from Remaining Available Funds
       to fund Reserve Account                                         $0.00
    10. Withdrawal of funds in Reserve Account in
       Excess of Required Reserve Account Balance                      $0.00
    11. Ending Reserve Account Balance                         $3,131,045.59

IX. Delinquency and Default Information

A.  Automobiles Delinquency Information
       Delinquency                                                         $
       31-60 days                                                $214,952.32
       61-90 days                                                      $0.00
       91-120 days                                                     $0.00
       Total                                                     $214,952.32

       Delinquency                                                     Units
       31-60 days                                                         17
       61-90 days                                                          0
       91-120 days                                                         0
       Total                                                              17

B.  Delinquency Percentage
    1. Outstanding Principal Balance for Delinquency
       >=60 days                                                       $0.00
    2. Pool Principal Ending Balance for Collection Period   $602,154,992.61
    3. Delinquency Percentage (1/2)                                    0.00%
    4. Outstanding Principal Balance for Delinquency
       >=90 days                                                       $0.00
    5. Pool Principal Ending Balance for Collection Period   $602,154,992.61
    6. Delinquency Percentage (4/5)                                    0.00%

                   USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
            $612,120,000 Auto Owner Trust 2002-1, Class A
            $14,089,118 Auto Owner Trust 2002-1, Class B,
                 MONTHLY SERVICER CERTIFICATE REPORT

X.  Portfolio Average Delinquency Ratio

A.  Delinquency Ratio for 2 Collection Periods Prior                      NA
B.  Delinquency Ratio for Prior Collection Period                         NA
C.  Delinquency Ratio for Current Collection Period                    0.00%
D.  Average Delinquency Ratio ((sum A through C)/3)                    0.00%

XI. Portfolio Average Net Loss Ratio

    1. Principal Recoveries of Defaulted Receivable                    $0.00
    2. Principal Balance of Defaulted Receivable                  $47,483.51
    3. Average Pool Balance for Collection Period            $614,182,055.68
    4. Net Loss Ratio ((2-1)/3)                                        0.09%

A.  Net Loss Ratio for 2 Collection Periods Prior                         NA
B.  Net Loss Ratio for Prior Collection Period                            NA
C.  Net Loss Ratio for Current Collection Period                       0.09%
D.  Average Net Loss Ratio ((sum A through C)/3)                       0.03%

Weighted Average Coupon                                                6.85%
Weighted Average Maturity                                              46.96

                  USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
             $612,120,000 Auto Owner Trust 2002-1, Class A
             $14,089,118 Auto Owner Trust 2002-1, Class B,
                 MONTHLY SERVICER CERTIFICATE REPORT

On October 15, 2002, interest earned and principal paid of the underlying assets for the month of September 2002 were paid to you by the paying agent on behalf of JP Morgan Chase Bank of New York, in its capacity as Indenture Trustee for the above referenced issue. The following information is being provided pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of September 1, 2002. This payment per dollar current outstandings of your holdings is allocated as follows:

1)(a1) Class A-1 Principal Payment                           $24,054,126.14
       Principal Factor                                          0.13513554
       Class A-1 Outstanding Principal Balance              $153,945,873.86

  (a2) Class A-2 Principal                                            $0.00
       Principal Factor                                               $0.00
       Class A-2 Outstanding Principal Balance              $139,000,000.00

  (a3) Class A-3 Principal                                            $0.00
       Principal Factor                                               $0.00
       Class A-3 Outstanding Principal Balance              $225,000,000.00

  (a4) Class A-4 Principal                                            $0.00
       Principal Factor                                               $0.00
       Class A-4 Outstanding Principal Balance               $70,120,000.00

2)(a1) Class A-1 Interest                                       $159,198.75
       Interest Factor                                          0.000894375

  (a2) Class A-2 Interest                                       $135,525.00
       Interest Factor                                             0.000975

  (a3) Class A-3 Interest                                       $271,125.00
       Interest Factor                                             0.001205

  (a4) Class A-4 Interest                                       $102,725.80
       Interest Factor                                             0.001465

3) Class B Principal                                                  $0.00
   Principal Factor                                                   $0.00
   Class B Outstanding Principal Balance                     $14,089,118.00

4) Class B Interest                                              $23,810.61
   Interest Factor                                                  0.00169

5) Fees and Compensation paid to Servicer                       $521,840.93

6)(a) Interest Advance Amount                                         $0.00
  (b) Aggregate Unreimbursed Advances
         This Month                                                   $0.00
         Previous Month                                               $0.00
         Change From Previous Month                                   $0.00

7)(a) Pool Balance after this payment                       $602,154,992.61
  (b) Pool Factor after this payment                             0.96158771

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                   USAA Auto Owner Trust 2002-1
         Seller & Servicer: USAA Federal Savings Bank
         Indenture Trustee: JP Morgan Chase Bank of New York
            $612,120,000 Auto Owner Trust 2002-1, Class A
            $14,089,118 Auto Owner Trust 2002-1, Class B,
                 MONTHLY SERVICER CERTIFICATE REPORT


8) Reserve Account Activity
   a. Beginning Reserve Account Balance                       $3,131,045.59
   b. Withdrawal from Reserve Account to reimburse
      Servicer Advance on Defaulted loans                             $0.00
   c. Withdrawal from Reserve Account to pay
      Servicing Fee                                                   $0.00
   d. Withdrawal from Reserve Account to pay
      Class A Interest                                                $0.00
      a. Class A-1                                                    $0.00
      b. Class A-2                                                    $0.00
      c. Class A-3                                                    $0.00
      d. Class A-4                                                    $0.00
      e. Total                                                        $0.00
   e. Withdrawal from Reserve Account to pay
      Priority Note Principal Payments                                $0.00
   f. Withdrawal from Reserve Account to pay
      Class B Interest                                                $0.00
   g. Withdrawal from Reserve Account to pay
      Class A Principal                                               $0.00
      a. Class A-1                                                    $0.00
      b. Class A-2                                                    $0.00
      c. Class A-3                                                    $0.00
      d. Class A-4                                                    $0.00
      e. Total                                                        $0.00
   h. Withdrawal from Reserve Account to pay
      Class B Principal                                               $0.00
   i. Deposit from Remaining Available Funds to
      fund Reserve Account                                            $0.00
   j. Withdrawal of funds in Reserve Account in
      Excess of Required Reserve Balance                              $0.00
   k. Ending Reserve Account Balance                          $3,131,045.59
   l. Percent of Pool Balance                                         0.50%
   m. Required Reserve Amount                                 $3,131,045.59

9)(a) Aggregate Principal Balance Designated as
      Default Receivable in current collection Period            $47,483.51
  (b) Aggregate Gross Realized Losses                            $47,483.51
  (c) Aggregate net Realized Losses                              $47,483.51

10) Aggregate Repurchase Amount of Receivables                $1,878,377.91

11) Aggregate Collections                                    $27,698,095.34